SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                              ____________________

                                    FORM 8-A

                FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                     PURSUANT TO SECTION 12(b) OR (g) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                            WESTERN GOLDFIELDS, INC.

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             (Exact name of registrant as specified in its charter)

     IDAHO                                              38-3661016

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     (State  of  incorporation                          (IRS  Employer
     or  organization)                                  Identification  No.)

     961  MATLEY  LANE
     SUITE  120
     RENO,  NEVADA                                      89502

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     (Address  of  principal  executive  offices)       (Zip  Code)

Securities  to  be  registered  pursuant  to  Section  12(b)  of  the  Act:

     Title  of  each  class                  Name  of  each  exchange  on  which
     to  be  so  registered                  each  class  is  to  be  registered

     NONE

     If this Form relates to the registration of a class of securities pursuant to Section 12(b) of the Exchange Act and is effective pursuant to General
Instruction  A.(c),  check  the  following  box: [ ]

     If this Form relates to the registration of a class of securities pursuant to Section 12(g) of the Exchange Act and is effective pursuant to General
Instruction  A.(d),  check  the  following  box: [X]

     Securities Act registration statement file number to which this Form relates: 333-112036

Securities  to  be  registered  pursuant  to  Section  12(g)  of  the  Act:


                          Common Stock, $.01 Par Value

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                                 Title of Class


                                Page 1 of 3 Pages

ITEM  1.  DESCRIPTION  OFREGISTRANT'SSECURITIESTOBE  REGISTERED.
          -----------------------------------------------------

     The information required by this item is contained in the section entitled "Description of Capital Stock" in the Registrant's Registration Statement on Form SB-2 (Reg. No. 333-112036) (the "Registration Statement") that was initially filed with the Securities and Exchange Commission (the "Commission") on January 20, 2004, together with all amendments filed with respect thereto and in the prospectus included in the Registration Statement, which description will be included in any prospectus relating to the Registration Statement to be filed by the Registrant with the Commission pursuant to Rule 424(b) under the Securities Act of 1933, as amended. This information is incorporated herein by reference.

ITEM  2.  EXHIBITS.
          --------

3.1+      Articles of Incorporation, as amended, of Western Goldfields, Inc.
3.2+      Bylaws of Western Goldfields, Inc.


+  Incorporated  by  reference  from  the  Registration  Statement.


                                Page 2 of 3 Pages

                                    SIGNATURE


     Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.

Dated:  August  6,  2004

                                   WESTERN  GOLDFIELDS,  INC.


                                   By:  /s/  Thomas  K.  Mancuso
                                        ------------------------------
                                        Thomas  K.  Mancuso
                                        President


                                Page 3 of 3 Pages